Exhibit 10.12(b)

                                 MARVIN I. HAAS
                              91 CENTRAL PARK WEST
                            NEW YORK, NEW YORK 10023



                                October 18, 2006

Board of Directors
Universal Power Group, Inc.
1720 Hayden Road
Carrollton, Texas 75006


Dear Sirs:

This letter confirms my acceptance of your offer to join the Board of Directors of Universal Power Group, Inc. immediately upon effectiveness of the company's initial public offering.

                                       Very truly yours,

                                       /s/ Marvin I. Haas

                                       Marvin I. Haas